EXHIBIT 5.14
[Letterhead of Debevoise & Plimpton LLP]
June 8, 2012
Reynolds Group Holdings Limited
Level Nine
148 Quay Street
Auckland 1140 New Zealand
Reynolds Group Issuer Inc.
c/o National Registered Agents, Inc.
160 Greentree Drive, Suite 101,
Dover, Delaware 19904
Reynolds Group Issuer LLC
c/o National Registered Agents, Inc.
160 Greentree Drive, Suite 101,
Dover, Delaware 19904
Reynolds Group Issuer (Luxembourg) S.A.
6C Rue Gabriel Lippmann,
L-5365 Munsbach, Grand Duchy of Luxembourg
and the companies listed in Schedule A attached hereto (the “German Companies”)
German Capacity Opinion
Dear Sirs,
     We have acted as special German counsel to Reynolds Group Holdings Limited, Reynolds Group Issuer Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A. (the “Issuers”), in connection with the Registration Statement on Form F-4 (the “Registration Statement”) filed by the Issuers with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).
     Terms defined in the Transaction Documents (as defined below) mean the same in this opinion unless otherwise defined in this opinion.

I.	Documents
     For the purpose of rendering this opinion, we have reviewed and relied upon the following documents:
1.	First Supplemental Indenture to the 7.75% Senior Secured Notes due 2016 Indenture, dated as of November 5, 2009, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the CSI Companies, the SIG Companies and certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent (“Supplemental Indenture 1”)

2.	8.50% Senior Notes due 2018 Indenture, dated as of May 4, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., the CSI Companies, the SIG Companies and certain additional note guarantors listed thereto, The Bank of New York Mellon as trustee, principal paying agent, transfer agent, registrar and transfer agent and The Bank of New York Mellon, London Branch, as paying agent (the “Indenture 2”)

3.	First Senior Secured Notes Supplemental Indenture to the 7.125% Senior Secured Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the CSI Companies, the SIG Companies and certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent (the “Supplemental Indenture 3”)

4.	First Senior Notes Supplemental Indenture to the 9.000% Senior Notes due 2019 Indenture, dated as of November 16, 2010, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the CSI Companies, the SIG Companies and certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent (the “Supplemental Indenture 4”)

5.	Second Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds

Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the CSI Companies, the SIG Companies and certain additional note guarantors listed thereto, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent (the “Supplemental Indenture 5”)

6.	Second Supplemental Indenture to the 8.250% Senior Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the CSI Companies, the SIG Companies and certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar (the “Supplemental Indenture 6”)

7.	Fifteenth Supplemental Indenture to the 7.75% Senior Secured Notes due 2016, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the Pactiv Companies, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent (the “Supplemental Indenture 7”)

8.	Eighth Supplemental Indenture to the 8.50% Senior Notes due 2018 Indenture, dated as of March 2, 2011 among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the Pactiv Companies and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar (the “Supplemental Indenture 8”)

9.	Sixth Supplemental Indenture to the 7.125% Senior Secured Notes due 2019, Indenture, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the Pactiv Companies, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent (the “Supplemental Indenture 9”)

10.	Sixth Supplemental Indenture to the 9.000% Senior Notes due 2019, dated as of March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the Pactiv Companies and The Bank of New

York Mellon, as trustee, principal paying agent, transfer agent and registrar (the “Supplemental Indenture 10”)

11.	Third Supplemental Indenture to the 6.875% Senior Secured Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the Pactiv Companies, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent (the “Supplemental Indenture 11”)

12.	Third Supplemental Indenture to the 8.250% Senior Notes due 2021 Indenture, dated March 2, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the Pactiv Companies and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent and registrar (the “Supplemental Indenture 12”, Supplemental Indentures 7 through 12 collectively being referred to as the “Pactiv Supplemental Indentures”)

13.	First Senior Secured Notes Supplemental Indenture to the 7.875% Senior Secured Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the German Companies, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent, and Wilmington Trust (London) Limited, as additional collateral agent (the “Supplemental Indenture 13”)

14.	First Senior Notes Supplemental Indenture to the 9.875% Senior Notes due 2019 Indenture, dated as of September 8, 2011, among Reynolds Group Issuer Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer (Luxembourg) S.A., Beverage Packaging Holdings (Luxembourg) I S.A, the German Companies, certain additional note guarantors listed thereto and The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent (the “Supplemental Indenture 14”)
          (the documents listed under 1 through 14 above are collectively being referred to as the “Transaction Documents”);
15.	with respect to the Supplemental Indenture 1:

(a)	electronic commercial register extracts dated as set forth in Schedule B hereto with respect to the CSI Companies and the SIG Companies;

(b)	copies of the shareholders’ lists for each of the CSI Companies and the SIG Companies in the form of a GmbH, dated and certified as set forth in Schedule B hereto;

(c)	copies of the articles of association of each of the CSI Companies and the SIG Companies, dated and certified as set forth the in Schedule B hereto;

(d)	copies of shareholders resolutions (and where applicable supervisory board resolutions) of each of the CSI Companies and the SIG Companies relating to the Supplemental Indenture 1, dated as set forth in Schedule B hereto; and

(e)	copies of powers of attorneys of each of the CSI Companies and the SIG Companies relating to the Supplemental Indenture 1, dated as set forth in Schedule B hereto;
16.	with respect to the Indenture 2:
(a)	electronic commercial register extracts dated as set forth in Schedule C hereto with respect to the CSI Companies and the SIG Companies;

(b)	copies of the shareholders’ lists for each of the CSI Companies and the SIG Companies in the form of a GmbH, dated and certified as set forth in Schedule C hereto;

(c)	copies of the articles of association of each of the CSI Companies and the SIG Companies, dated and certified as set forth the in Schedule C hereto;

(d)	copies of shareholders resolutions (and where applicable supervisory board resolutions) of each of the CSI Companies and the SIG Companies relating to the Indenture 2, dated as set forth in Schedule C hereto; and

(e)	copies of powers of attorneys of each of the CSI Companies and the SIG Companies relating to the Indenture 2, dated as set forth in Schedule C hereto;
17.	with respect to the Supplemental Indenture 3 and the Supplemental Indenture 4:
(a)	electronic commercial register extracts dated as set forth in Schedule D hereto with respect to the CSI Companies and the SIG Companies;

(b)	copies of the shareholders’ lists for each of the CSI Companies and the SIG Companies in the form of a GmbH, dated and certified as set forth in Schedule D hereto;

(c)	copies of the articles of association of each of the CSI Companies and the SIG Companies, dated and certified as set forth the in Schedule D hereto;

(d)	copies of shareholders resolutions (and where applicable supervisory board resolutions) of each of the CSI Companies and the SIG Companies relating to the Supplemental Indentures 3 and 4, dated as set forth in Schedule D hereto; and

(e)	copies of powers of attorneys of each of the CSI Companies and the SIG Companies relating to the Supplemental Indentures 3 and 4, dated as set forth in Schedule D hereto;
18.	with respect to the Supplemental Indenture 5 and the Supplemental Indenture 6:
(a)	electronic commercial register extracts dated as set forth in Schedule E hereto with respect to the CSI Companies and the SIG Companies;

(b)	copies of the shareholders’ lists for each of the CSI Companies and the SIG Companies in the form of a GmbH, dated and certified as set forth in Schedule E hereto;

(c)	copies of the articles of association of each of the CSI Companies and the SIG Companies, dated and certified as set forth the in Schedule E hereto;

(d)	copies of shareholders resolutions (and where applicable supervisory board resolutions) of each of the CSI Companies and the SIG Companies relating to the Supplemental Indentures 5 and 6, dated as set forth in Schedule E hereto; and

(e)	copies of powers of attorneys of each of the CSI Companies and the SIG Companies relating to the Supplemental Indentures 5 and 6, dated as set forth in Schedule E hereto;
19.	with respect to the Pactiv Supplemental Indentures:
(a)	electronic commercial register extracts dated as set forth in Schedule F hereto with respect to the Pactiv Companies;

(b)	copies of the shareholders’ lists for each of the Pactiv Companies in the form of a GmbH, dated and certified as set forth in Schedule F hereto;

(c)	copies of the articles of association of each of the Pactiv Companies, dated and certified as set forth the in Schedule F hereto;

(d)	copies of shareholders resolutions of each of the Pactiv Companies relating to the Pactiv Supplemental Indentures, dated as set forth in Schedule F hereto; and

(e)	copies of powers of attorneys of each of the Pactiv Companies relating to the Pactiv Supplemental Indentures, dated as set forth in Schedule F hereto;
20.	with respect to the Supplemental Indenture 13 and the Supplemental Indenture 14:
(a)	electronic commercial register extracts dated as set forth in Schedule G hereto with respect to the German Companies;

(b)	copies of the shareholders’ lists for each of the German Companies in the form of a GmbH, dated and certified as set forth in Schedule G hereto;

(c)	copies of the articles of association of each of the German Companies, dated and certified as set forth the in Schedule G hereto;

(d)	copies of shareholders resolutions (and where applicable supervisory board resolutions) of each of the German Companies relating to the Supplemental Indentures 13 and 14, dated as set forth in Schedule G hereto; and

(e)	copies of powers of attorneys of each of the German Companies relating to the Supplemental Indentures 13 and 14, dated as set forth in Schedule G hereto;
(the documents listed under 1 through 20 above collectively being referred to as the “Documents”).
II.	Assumptions
     In rendering our opinions herein, we have assumed, without any investigation, the following:
1.	if applicable, the genuineness and the authenticity of all signatures on the Documents and the conformity of signatory pages to the Documents to which they belong;

2.	the correctness of all factual statements, representations and assumptions made in the Documents (other than those with respect of which we express a specific opinion under III. below);

3.	the authenticity and completeness of all Documents submitted to us as originals, and the conformity to original authentic Documents of all Documents submitted to us as notarial, certified, photostatic or telecopied copies thereof and the authenticity and completeness of the originals of such Documents;

4.	that the extracts from the commercial register referred to under I.15 through I.20 above were accurate and complete as of the date of the respective Transaction Document, that no changes to the facts related therein have occurred as of the date of the respective Transaction Document and that no fact existed as of the date of the respective Transaction Document which had to be registered with the commercial register that was not reflected in the respective extracts;

5.	that the copies of the shareholders’ lists referred to under I.15 through I.20 above were accurate and complete as at the date of the respective Transaction Document and that that no changes to the facts related therein have occurred as of the date of the respective Transaction Document;

6.	that the copies of the articles of association referred to under I.15 through I.20 above were the up-to-date articles of association as at the date of the respective Transaction Document, in full force and effect, and that they have not been subject to any amendment, supplement or change as at the date of the respective Transaction Document;

7.	that the shareholder resolutions (and where applicable supervisory board resolutions) referred to under I.15 through I.20 above have not been modified, rescinded or amended and were in full force and effect at the date of the respective Transaction Document;

8.	that the powers of attorney referred to under I.15 through I.20 above have not been revoked, withdrawn, contested or otherwise been changed or limited as of the date of the respective Transaction Document;

9.	that until the date of the respective Transaction Document with respect to the German Companies no petition has been presented by any party (other than the German Companies) to or order made by any competent court or authority for the winding up of any of these companies or to appoint a liquidator that have not been reflected in the commercial register excerpts referred to under I.15 through I.20 above;

10.	that until the date of the respective Transaction Document no application relating to the commencement of an insolvency proceeding over the assets of the German Companies has been filed or threatened by any party (other than the German Companies) and that no insolvency proceedings, including any preliminary insolvency proceedings, have been commenced that have not been reflected in the commercial register excerpts referred to under I.15 through I.20 above and that, in addition, with regard to the aforementioned companies no facts or circumstances exist which would justify the commencement of any such proceedings;

11.	the due execution and delivery of the shareholder resolutions and powers of attorney referred to under I.15 through I.20 above by each of the parties thereto (other than the German Companies) and, in each case, in the form of the copies examined by us;

12.	due compliance with all matters (including, without limitation, the obtaining of necessary authorizations, consents and approvals and the making of necessary filings and registrations) required in connection with each of the Transaction Documents in jurisdictions other than Germany and that such compliance remains in full force and effect and will continue to be effective where required for the due execution under any law (other than German law) of the Transaction Documents and that the performance of each of the obligations under each of the Transaction Documents is not illegal or contrary to public policy or law in any place outside Germany in which that obligation is to be performed;

13.	that all signatories to the Documents are legally competent (geschäftsfähig);

14.	that there has been no collusive conduct (kollusives Zusammenwirken) to the detriment of parties to the Documents and no misuse of powers of representation (Missbrauch der Vertretungsmacht);

15.	that there are no factual circumstances that are beyond the face of the Documents which could justify contestation (Anfechtung), revocation (Widerruf) or rescission (Rücktritt) or other withdrawal (anderweitige Rücknahme) of the powers of attorney referred to under I.15 through I.20 above or of the declarations in the other Documents listed under I above;
     As to any facts material to our opinion, other than those assumed, we have relied, without independent investigation, on the above mentioned Documents and the accuracy, as of the date hereof, of the matters therein contained.
III.	Opinions
     Based upon and subject to the foregoing and subject to the qualifications set out below, we are of the opinion that at the date of the execution of each respective Transaction Document:

1.	each German Company was incorporated in the legal form as set forth in Schedule A hereto and validly existing under the laws of Germany;

2.	each German Company had the corporate power and authority to execute and perform each of the Transaction Documents to which it is a party;

3.	each Transaction Document has been duly authorized and executed by the Germany Company party to it; and

4.	the entry by the respective German Company into the Transaction Documents to which it is a party and the performance of its obligations thereunder did not violate or conflict with its respective articles of association.

IV.	Qualifications

The opinions expressed herein are subject to the following qualifications:

1.	Our opinions set forth above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization and moratorium laws, German law principles of Treu und Glauben and other similar laws and judicial decisions relating to or affecting creditors’ rights or remedies generally, including, without limitation, the German Act on Avoiding Transactions (Anfechtungsgesetz), the German Insolvency Code (Insolvenzordnung) and the EC Regulation No. 1346/2000 of May 29, 2000 on insolvency proceedings.
     This opinion letter and the legal opinions set out therein are limited to the laws of the Federal Republic of Germany that are generally applicable to transactions of this type and as currently in force and applied by the courts of the Federal Republic of Germany and are given on the basis that this opinion letter will be governed by and construed in accordance with the laws of the Federal Republic of Germany and, therefore, we express no opinion with respect to the law of any jurisdiction other than that of the Federal Republic of Germany. We express no opinion as to tax laws. Further, it is an opinion on German law expressed in the English language, and although every effort has been made to ensure accuracy of this opinion letter, there may be irreconcilable differences between the German and English language making it impossible to warrant an entirely accurate interpretation. Also, there are legal concepts which exist in one jurisdiction and language and not in another, and in such cases it may be difficult to provide a completely satisfactory translation or interpretation because equivalent terms do not exist. We accept no responsibility for inaccuracies to the extent they are attributable to these factors. Where a German term has been inserted in italics it alone (and not the English term to which it relates) shall be authoritative for the purpose of interpreting the English term.
     Our role in rendering this opinion has been confined to reviewing the Transaction Documents from the point of view of German law to the extent necessary for the purpose of rendering this opinion. Accordingly, except for those matters of German law which are specifically addressed in this opinion, we express no opinion or view on the subject matters of the Transaction Documents, any other documentation relating thereto, or any other legal issue including (without limitation) whether the Transaction Documents are effective for any commercial, accounting, tax or legal objectives or purposes of the parties thereto.
     This opinion letter speaks in relation to each respective Transaction Document only as of the date of such Transaction Document and is based on our understandings and assumptions as to the facts and the application of German law as the same existed on the date of each respective Transaction Document. We assume no responsibility to advise you of, or to update or supplement the opinions set out in this letter to reflect, any facts or circumstances which may come to our attention or any changes in laws which may occur, after the date of this letter.
     We consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the heading “Validity of the Securities” in the Prospectus. In giving such consent, we do not hereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.
     This opinion letter is rendered on the express conditions that (a) it, including all rights and obligations or liabilities in relation thereto, is governed by German law and (b) the courts of Frankfurt am Main, Germany shall have exclusive jurisdiction for any such claims.
Very truly yours
/s/ Debevoise & Plimpton LLP

SCHEDULE A
LIST OF GERMAN COMPANIES
1.	Closure Systems International Deutschland GmbH

2.	Closure Systems International Holdings (Germany) GmbH

3.	Omni-Pac Ekco GmbH Verpackungsmittel

4.	Omni-Pac GmbH Verpackungsmittel

5.	Pactiv Deutschland Holdinggesellschaft mbH

6.	SIG Beverages Germany GmbH

7.	SIG Combibloc GmbH

8.	SIG Combibloc Holding GmbH

9.	SIG Combibloc Systems GmbH

10.	SIG Combibloc Zerspanungstechnik GmbH

11.	SIG Euro Holding AG & Co. KGaA

12.	SIG Information Technology GmbH

13.	SIG International Services GmbH

14.	SIG Beteiligungs GmbH (previously SIG Vietnam Beteiligungs GmbH)
(the companies listed under 1 and 2 above are collectively referred to as “CSI Companies”, the companies listed under 3 through 5 above are collectively referred to as “Pactiv Companies” and the companies listed under 6 through 14 above are collectively referred to as “SIG Companies”)

A-1

SCHEDULE B

CORPORATE DOCUMENTS WITH RESPECT TO SUPPLEMENTAL
INDENTURE 1
1.	Closure Systems International Holdings (Germany) GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 12, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 12, 2009.

-	A copy of the shareholder resolution dated October 22, 2009.

-	A copy of the supplemental shareholder resolution dated November 2, 2009.

-	A copy of the power of attorney dated October 27 and 28, 2009.
2.	Closure Systems International Deutschland GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 12, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 12, 2009.

-	A copy of the shareholder resolution dated October 26, 2009.

-	A copy of the supplemental shareholder resolution dated October 26, 2009.

-	A copy of the power of attorney dated October 26, 2009.
3.	SIG Euro Holding AG & Co. KGaA
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 13, 2009.

-	A copy of the shareholder resolution dated October 29, 2009.

-	A copy of the supplemental shareholder resolution dated October 29, 2009.

-	A copy of the power of attorney dated October 28, 2009.
4.	SIG Combibloc Holding GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 13, 2009.

-	A copy of the shareholder resolution dated October 30, 2009.

-	A copy of the supplemental shareholder resolution dated October 30, 2009.

-	A copy of the power of attorney dated October 21, 2009.
5.	SIG Combibloc Systems GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 13, 2009.

-	A copy of the shareholder resolution dated October 21, 2009.

-	A copy of the supplemental shareholder resolution dated October 28, 2009.

-	A copy of the power of attorney dated October 21, 2009.
6.	SIG Combibloc GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 13, 2009.

-	A copy of the shareholder resolution dated October 28, 2009.

-	A copy of the supplemental shareholder resolution dated October 28, 2009.

-	A copy of the power of attorney dated October 21, 2009.
7.	SIG Beverages Germany GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 13, 2009.

-	A copy of the shareholder resolution dated October 28, 2009.

-	A copy of the supplemental shareholder resolution dated October 28, 2009.

-	A copy of the power of attorney dated October 21, 2009.
8.	SIG Information Technology GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 13, 2009.

-	A copy of the shareholder resolution dated October 28, 2009.

-	A copy of the supplemental shareholder resolution dated October 28, 2009.

-	A copy of the power of attorney dated October 21, 2009.
9.	SIG International Services GmbH

-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 13, 2009.

-	A copy of the shareholder resolution dated October 28, 2009.

-	A copy of the supplemental shareholder resolution dated October 28, 2009.

-	A copy of the power of attorney dated October 21, 2009.
10.	SIG Combibloc Zerspanungstechnik GmbH
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 23, 2009.

-	A copy of the shareholder resolution dated October 21, 2009.

-	A copy of the supplemental shareholder resolution dated October 27, 2009.

-	A copy of the power of attorney dated October 21, 2009.
11.	SIG Beteiligungs GmbH (previously SIG Vietnam Beteiligungs GmbH)
-	An electronic commercial register extract (Handelsregister) dated November 5, 2009.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated October 13, 2009.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 13, 2009.

-	A copy of the shareholder resolution dated October 21, 2009.

-	A copy of the supplemental shareholder resolution dated October 28, 2009.

-	A copy of the power of attorney dated October 21, 2009

SCHEDULE C
CORPORATE DOCUMENTS WITH RESPECT TO INDENTURE 2
1.	SIG Euro Holding AG & Co. KGaA
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 21, 2010.

-	A copy of the shareholder resolution dated April 29, 2010.

-	A copy of the supervisory board resolution dated April 29, 2010 relating to certain of the Transaction Documents.

-	A copy of the power of attorney dated April 23, 2010.
2.	SIG Combibloc Holding GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 21, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 21, 2010.

-	A copy of the shareholder resolution dated April 29, 2010.

-	A copy of the power of attorney dated April 23, 2010.
3.	SIG Combibloc Systems GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 21, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 21, 2010.

-	A copy of the shareholder resolution dated April 23, 2010.

-	A copy of the power of attorney dated April 23, 2010.

4.	SIG Combibloc GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 21, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 21, 2010.

-	A copy of the shareholder resolution dated April 23, 2010.

-	A copy of the power of attorney dated April 26, 2010.
5.	SIG Beverages Germany GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 22, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 22, 2010.

-	A copy of the shareholder resolution dated April 29, 2010.

-	A copy of the power of attorney dated April 23, 2010.
6.	SIG Information Technology GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated April 21, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 21, 2010.

-	A copy of the shareholder resolution dated April 29, 2010.

-	A copy of the power of attorney dated April 26, 2010.
7.	SIG International Services GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 21, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 21, 2010.

-	A copy of the shareholder resolution dated April 29, 2010.

-	A copy of the power of attorney dated April 26, 2010.
8.	SIG Combibloc Zerspanungstechnik GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 23, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 23, 2010.

-	A copy of the shareholder resolution dated April 23, 2010.

-	A copy of the power of attorney dated April 23, 2010.
9.	SIG Beteiligungs GmbH (previously SIG Vietnam Beteiligungs GmbH)
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated April 22, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 22, 2010.

-	A copy of the shareholder resolution dated April 23, 2010.

-	A copy of the power of attorney dated April 23, 2010.
10.	Closure Systems International Holdings (Germany) GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 22, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 22, 2010.

-	A copy of the shareholder resolution dated April 22, 2010.

-	A copy of the power of attorney dated April 29, 2010.
11.	Closure Systems International Deutschland GmbH
-	An electronic commercial register extract (Handelsregister) dated May 4, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated April 22, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of April 22, 2010.

-	A copy of the shareholder resolution dated April 29, 2010.

-	A copy of the power of attorney dated April 26, 2010.

SCHEDULE D
CORPORATE DOCUMENTS WITH RESPECT TO SUPPLEMENTAL
INDENTURE 3 AND SUPPLEMENTAL INDENTURE 4
1.	SIG Euro Holding AG & Co. KGaA
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated September 26, 2010.

-	A copy of the shareholder resolution dated October 1, 2010.

-	A copy of the supervisory board resolution dated September 29, 2010 relating to certain of the Transaction Documents.

-	A copy of the power of attorney dated October 1, 2010.
2.	SIG Combibloc Holding GmbH
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated September 26, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 26, 2010.

-	A copy of the shareholder resolution dated October 1, 2010.

-	A copy of the power of attorney dated October 4, 2010.
3.	SIG Combibloc Systems GmbH
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated September 26, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 26, 2010.

-	A copy of the shareholder resolution dated October 4, 2010.

-	A copy of the power of attorney dated October 4, 2010.

4.	SIG Combibloc GmbH
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated September 26, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 26, 2010.

-	A copy of the shareholder resolution dated October 4, 2010.

-	A copy of the power of attorney dated October 4, 2010.
5.	SIG Beverages Germany GmbH
-	An electronic commercial register extract (Handelsregister) dated October 27, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 27, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 27, 2010.

-	A copy of the shareholder resolution dated October 1, 2010.

-	A copy of the power of attorney dated October 4, 2010.
6.	SIG Information Technology GmbH
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated September 26, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 26, 2010.

-	A copy of the shareholder resolution dated October 1, 2010.

-	A copy of the power of attorney dated October 1, 2010.
7.	SIG International Services GmbH
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated September 26, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 26, 2010.

-	A copy of the shareholder resolution dated October 1, 2010.

-	A copy of the power of attorney dated October 1, 2010.
8.	SIG Combibloc Zerspanungstechnik GmbH
-	An electronic commercial register extract (Handelsregister) dated October 27, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated October 27, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 27, 2010.

-	A copy of the shareholder resolution dated October 4, 2010.

-	A copy of the power of attorney dated September 30, 2010.
9.	SIG Beteiligungs GmbH (previously SIG Vietnam Beteiligungs GmbH)
-	An electronic commercial register extract (Handelsregister) dated October 27, 2010.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated October 27, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 27, 2010.

-	A copy of the shareholder resolution dated October 4, 2010.

-	A copy of the power of attorney dated October 4, 2010.
10.	Closure Systems International Holdings (Germany) GmbH
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated September 26, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 26, 2010.

-	A copy of the shareholder resolution dated September 30, 2010.

-	A copy of the power of attorney dated October 5, 2010.
11.	Closure Systems International Deutschland GmbH
-	An electronic commercial register extract (Handelsregister) dated September 26, 2010.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated September 26, 2010.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of October 26, 2010.

-	A copy of the shareholder resolution dated September 30, 2010.

-	A copy of the power of attorney dated September 30, 2010.

SCHEDULE E
CORPORATE DOCUMENTS WITH RESPECT TO SUPPLEMENTAL
INDENTURE 5 AND SUPPLEMENTAL INDENTURE 6
1.	SIG Euro Holding AG & Co. KGaA
-	An electronic commercial register extract (Handelsregister) dated February 23, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 23, 2011.

-	A copy of the shareholder resolution dated March 1, 2011.

-	A copy of the supervisory board resolution dated January 18, 2011 relating to certain of the Transaction Documents.

-	A copy of the power of attorney dated February 28, 2011.
2.	SIG Combibloc Holding GmbH
-	An electronic commercial register extract (Handelsregister) dated February 23, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 23, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 23, 2011.

-	A copy of the shareholder resolution dated March 1, 2011.

-	A copy of the power of attorney dated February 28, 2011.
3.	SIG Combibloc Systems GmbH
-	An electronic commercial register extract (Handelsregister) dated February 23, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 23, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 23, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.

4.	SIG Combibloc GmbH
-	An electronic commercial register extract (Handelsregister) dated February 23, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 23, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 23, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.
5.	SIG Beverages Germany GmbH
-	An electronic commercial register extract (Handelsregister) dated February 22, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 22, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.
6.	SIG Information Technology GmbH
-	An electronic commercial register extract (Handelsregister) dated February 23, 2011.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated February 23, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 23, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.
7.	SIG International Services GmbH
-	An electronic commercial register extract (Handelsregister) dated February 23, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 23, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 23, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.
8.	SIG Combibloc Zerspanungstechnik GmbH
-	An electronic commercial register extract (Handelsregister) dated February 22, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 22, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.
9.	SIG Beteiligungs GmbH (previously SIG Vietnam Beteiligungs GmbH)
-	An electronic commercial register extract (Handelsregister) dated February 22, 2011.

-	A certified copy of the partnership agreement (Gesellschaftervertrag) dated February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 22, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.
10.	Closure Systems International Holdings (Germany) GmbH
-	An electronic commercial register extract (Handelsregister) dated February 22, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 22, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated February 28, 2011.
11.	Closure Systems International Deutschland GmbH
-	An electronic commercial register extract (Handelsregister) dated February 22, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 22, 2011.

-	A copy of the shareholder resolution dated February 28, 2011.

-	A copy of the power of attorney dated March 1, 2011.

SCHEDULE F
CORPORATE DOCUMENTS WITH RESPECT TO PACTIV
SUPPLEMENTAL INDENTURES
1.	Pactiv Deutschland Holdinggesellschaft mbH
-	An electronic commercial register extract (Handelsregister) dated as of February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 22, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated as of February 22, 2011.

-	A copy of the shareholder resolution dated as of February 22, 2011.

-	A copy of the power of attorney dated as of February 22, 2011.
2.	Omni-Pac GmbH Verpackungsmittel
-	An electronic commercial register extract (Handelsregister) dated as of February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 23, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated as of February 23, 2011.

-	A copy of the shareholder resolution dated as of February 22, 2011.

-	A copy of the power of attorney dated as of February 22, 2011.
3.	Omni-Pac Ekco GmbH Verpackungsmittel
-	An electronic commercial register extract (Handelsregister) dated as of February 22, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of February 22, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated as of February 22, 2011.

-	A copy of the shareholder resolution dated as of February 22, 2011.

-	A copy of the power of attorney dated as of February 22, 2011.

F-1

SCHEDULE G
CORPORATE DOCUMENTS WITH RESPECT TO SUPPLEMENTAL
INDENTURE 13 AND SUPPLEMENTAL INDENTURE 14
1.	SIG Euro Holding AG & Co. KGaA
-	An electronic commercial register extract (Handelsregister) dated August 5, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 5, 2011.

-	A copy of the shareholder resolution dated July 22, 2011 relating to the Transaction Documents.

-	A copy of the supervisory board resolution dated July 15, 2011 relating to certain of the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
2.	SIG Combibloc Holding GmbH
-	An electronic commercial register extract (Handelsregister) dated August 5, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 5, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 5, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
3.	SIG Combibloc Systems GmbH
-	An electronic commercial register extract (Handelsregister) dated August 5, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 5, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 10, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 23, 2011 relating to the Transaction Documents.
4.	SIG Combibloc GmbH
-	An electronic commercial register extract (Handelsregister) dated August 5, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 5, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 5, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
5.	SIG Beverages Germany GmbH
-	An electronic commercial register extract (Handelsregister) dated August 4, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 4, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 4, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
6.	SIG Information Technology GmbH
-	An electronic commercial register extract (Handelsregister) dated August 5, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 5, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 5, 2011.

-	A copy of the shareholder resolution dated July 21, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
7.	SIG International Services GmbH
-	An electronic commercial register extract (Handelsregister) dated August 5, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 5, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 5, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
8.	SIG Combibloc Zerspanungstechnik GmbH
-	An electronic commercial register extract (Handelsregister) dated August 4, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 4, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 4, 2011.

-	A copy of the shareholder resolution dated July 23, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
9.	SIG Beteiligungs GmbH (previously SIG Vietnam Beteiligungs GmbH)
-	An electronic commercial register extract (Handelsregister) dated August 4, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 4, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 4, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 20, 2011 relating to the Transaction Documents.
10.	Closure Systems International Holdings (Germany) GmbH
-	An electronic commercial register extract (Handelsregister) dated August 4, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 4, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 4, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 23, 2011 relating to the Transaction Documents.
11.	Closure Systems International Deutschland GmbH
-	An electronic commercial register extract (Handelsregister) dated August 4, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated August 4, 2011.

-	A certified copy of the shareholder list (Gesellschafterliste) dated as of August 4, 2011.

-	A copy of the shareholder resolution dated July 20, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated July 25, 2011 relating to the Transaction Documents.
12.	Pactiv Deutschland Holdinggesellschaft mbH
-	An electronic commercial register extract (Handelsregister) dated as of August 9, 2011.

-	A certified copy of the shareholder list dated as of August 9, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated as of August 9, 2011.

-	A copy of the shareholder resolution dated as of July 27, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated as of July 25, 2011 relating to the Transaction Documents.
13.	Omni-Pac GmbH Verpackungsmittel
-	An electronic commercial register extract (Handelsregister) dated as of August 4, 2011.

-	A certified copy of the shareholder list dated as of August 5, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated as of August 5, 2011.

-	A copy of the shareholder resolution dated as of July 25, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated as of July 25, 2011 relating to the Transaction Documents.
14.	Omni-Pac Ekco GmbH Verpackungsmittel
-	An electronic commercial register extract (Handelsregister) dated as of August 9, 2011.

-	A certified copy of the shareholder list dated as of August 9, 2011.

-	A certified copy of the articles of association (Gesellschaftervertrag) dated as of August 9, 2011.

-	A copy of the shareholder resolution dated as of July 25, 2011 relating to the Transaction Documents.

-	A copy of the power of attorney dated as of July 25, 2011 relating to the Transaction Documents.